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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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MFIC CORPORATION
(Name of Registrant as Specified In Its Charter)

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MFIC CORPORATION
30 Ossipee Road
Newton, Massachusetts 02464-9101

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        The 2005 Annual Meeting of Stockholders of MFIC Corporation, a Delaware corporation (the "Company"), will be held on Thursday, June 30, 2005, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts, for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

    The nominees the Board of Directors proposes to present for election are:

Vincent B. Cortina	Edward T. Paslawski
Irwin J. Gruverman	Leo Pierre Roy
James N. Little
  2.
  To ratify the appointment of the firm of Brown & Brown, LLP as independent auditors for the Company for the fiscal year ending December 31, 2005.

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Only stockholders of record on the transfer books of the Company at the close of business on May 13, 2005 are entitled to notice of, and to vote at, the meeting.

        Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors
/s/ Irwin J. Gruverman
Irwin J. Gruverman Chairman of the Board of Directors, Chief Executive Officer, Treasurer and Secretary

Newton, Massachusetts
June 3, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

MEETING OF STOCKHOLDERS
OF MFIC CORPORATION
June 30, 2005

        Proxies in the form enclosed with this proxy statement are being solicited by the Board of Directors of MFIC Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, June 30, 2005, at 10:00 a.m., local time, at the offices of the Company located at 30 Ossipee Road, Newton, Massachusetts 02464 and at any adjournments thereof (the "Meeting").

        Only stockholders of record as of the close of business on May 13, 2005 will be entitled to notice of and to vote at the Meeting. As of that date, 9,690,085 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding and entitled to vote at the Meeting. The shares of Common Stock are the only outstanding voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

        An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2004, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy enclosed with this proxy statement were first mailed to stockholders on or about June 3, 2005.

        All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

        Stockholders should return properly executed proxies to the address on the proxy cards. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. A stockholder may revoke a proxy at any time before it is voted at the Meeting by notifying the Secretary of the Company in writing at the address set forth above, by submitting a properly executed proxy bearing a later date, or by revoking the proxy at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

        In addition to the election of directors, the stockholders will consider a vote to ratify the Board of Director's selection of the Company's auditors (as recommended by the Company's Audit Committee), as further described in this proxy statement. Where a choice has been specified on the proxy with respect to these matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR these matters if no specification is indicated.

        The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

        Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. The Company's By-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The Board of Directors has set the number of directors at five.

        Shares represented by all proxies received by the Board of Directors and not marked as withholding authority to vote for any individual director or for all directors will be voted FOR the election of all the nominees, unless one or more nominees is unable or unwilling to serve. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve as a director, but if such should be the case, proxies may be voted for the election of some other person as the Board of Directors may recommend in his place, or for fixing the number of directors at a lesser number. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the election of directors is required to elect each member of the Board of Directors. See "Voting Procedures."

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. GRUVERMAN, MR. LITTLE, MR. CORTINA, MR. PASLAWSKI AND MR. ROY AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Directors and Executive Officers

        Each director of the Company is elected annually and holds office for the ensuing year and until his successor has been elected and qualified. The names of the Company's current directors, executive officers, directors-elect and certain information about them are set forth below:

Name	Age	Title
Irwin J. Gruverman	71	Chief Executive Officer, Chairman of the Board, Treasurer and Secretary
Robert P. Bruno	67	President, Chief Operating Officer, and Vice-President Sales/Marketing
Jack M. Swig	56	Vice President—Corporate Development and General Counsel
Dennis P. Riordan	58	Controller
James N. Little	64	Director
Vincent B. Cortina	67	Director
Edward T. Paslawski	54	Director
Leo Pierre Roy	47	Director

        IRWIN J. GRUVERMAN has served as the Chief Executive Officer, Chairman of the Board of Directors and Secretary of the Company since its inception in 1983. He also currently serves as the Company's Treasurer. From the Company's inception in 1983 to June 1993, and from November 21, 2000 until May 17, 2001, Mr. Gruverman served as its President. In addition, Mr. Gruverman currently serves on the Board of Directors of North American Scientific, Inc., a publicly held company.

        ROBERT P. BRUNO joined the Company on April 8, 1996 as Vice-President of Sales/Marketing. Mr. Bruno was appointed as Chief Operating Officer on November 30, 2000. Mr. Bruno was appointed as President on May 17, 2001 with such appointment becoming effective on May 21, 2001.

        JACK M. SWIG joined the Company as a full time employee in January 1996 and was appointed in January 1999 as the Vice President—Corporate Development and General Counsel. He has served as the Company's General Counsel and Investor Relations Manager since 1993. Mr. Swig has 25 years venture capital, corporate finance and merchant/investment banking experience.

        DENNIS P. RIORDAN joined the Company on February 12, 1996 as the Controller. Mr. Riordan previously served as Controller—Residential Group for Winthrop Management from May 1989 to May 1994. From June 1986 to May 1989, he served in various positions as an assistant controller at Krupp Management, a real estate concern. Prior to that, Mr. Riordan spent twelve years in public accounting, primarily as an audit manager.

        JAMES N. LITTLE has served as a director of the Company since December 1995. Since December 2001, Dr. Little has served as President of Cetek Corporation, a biotechnology drug discovery company. From August 1998 until December 2001, Dr. Little served as Senior Vice President of Cetek. Prior to that, from 1981 to August 1998, Dr. Little served as a Senior Vice President of Sales, Marketing and Business Development for Zymark Corporation (which was later acquired by Caliper Life Sciences), a manufacturer of scientific instrumentation.

        VINCENT B. CORTINA has served as a director of the Company since May 1997. Since June 2001, Mr. Cortina has served as a principal of Corvis Associates, a management consulting firm. He is also a vice-president of Hamilton-Chase & Associates, Inc. an executive search firm. From March 1999 until May 2001, Mr. Cortina served as Director of Operations for Advanced Instruments Group, a manufacturer of laboratory and clinical instruments. Prior to that, he served as a self-employed business consultant. From 1990 to 1996 he served as President of Advanced Monitors, Inc., a company that develops and manufactures industrial and commercial instruments.

        EDWARD T. PASLAWSKI has a thirty year career in structured finance, equity and mezzanine investing and investment banking. Mr. Paslawski has, since September 2004, served as an investment banker with First Dunbar Securities Corporation, a licensed broker/dealer, and he holds the NASD Series 62, 63 and 24 licenses. His investment banking practice specializes in structuring management buy-outs, troubled debt and equity restructuring, recapitalizations, roll-ups, forming businesses around exceptional, seasoned managers and buy/sell M&A representation. In January 2004, Mr. Paslawski became the President of Snap Productions, LLC, a Maine-based film production company that develops animated and live programming for television and theaters. Mr. Paslawski has also served as President and CEO of Royalty Capital Management, LLC since June 2004. For the past ten years he has served as a Director and Chairman of CEI Ventures, the managing partner of Coastal Ventures LP and Coastal Ventures LLC. He also is an investor in a number of operating companies. His past experience includes subordinated debt financing with Meridian Capital Corp SBIC and senior level positions in leveraged/structured finance for major United States and international banks including Meridian Bank, Bank of Boston, Banknorth, National Bank of Canada, Industrial Bank of Japan and ABN AMRO. He holds a BS in Accounting and Finance from Drexel University.

        LEO PIERRE ROY has served as a director of the Company since June 2000. Mr. Roy has more than 20 years of experience as a senior manager and consultant. Mr. Roy currently serves as director of environmental services at Vanasse Hangen & Brustlin, Inc. (VHB), a recognized leader in providing transportation, land development, and environmental services. Prior to joining VHB in September 2003, Mr. Roy was the Vice President and Chief Operating Officer of The Bioengineering Group, Inc., a firm engaged in consulting in the areas of erosion control, water quality, ecological restoration and bioremediation from September 2000 to September 2003. Between 1998 and 2000 he served as the President of Houqua & Company, Inc., a consulting firm specializing in strategic planning and development services. From 1997 to 1998, Mr. Roy served as President and Chief Operating Officer of Energy Answers Corporation, a designer, developer and owner of resource recovery, power, recycling and solid waste management companies. From 1992 to 1996, Mr. Roy served first as Director of Waste

Policy and Planning and later as Undersecretary of the Executive Office of Environmental Affairs for the Commonwealth of Massachusetts. From 1990 to 1991, Mr. Roy was the Regional Manager of Special Projects for Waste Management, Inc. From 1985 to 1989, he was the Vice President and Chief Operating Officer of Orne Enterprises, Inc., a venture capital, environmental technology holding company.

Board of Directors, Committees and Meetings

        The business and affairs of the Company are managed on a day-to-day basis by the Company's management and executive officers, under the supervision and review of the Board of Directors. The Board of Directors of the Company held four meetings and acted by unanimous written consent on one occasion during the fiscal year ended December 31, 2004.

        Ratification by the full Board of Directors is required with respect to decisions taken by the committees. During the fiscal year ended December 31, 2004, each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees on which each director served.

        Written communications from the Company's stockholders can be sent to the Board of Directors at the Company's principal business address and marked to the attention of the specific Director with which the stockholder wishes to communicate, or if not to any specified director, then to the Chairman of the Board of Directors. All stockholder communications are forwarded to the specific Director to whom it is addressed. If addressed to the Board of Directors as a whole, the Chairman of the Board of Directors reviews each communication and determines, in his judgment, whether to forward it to the Board of Directors as a whole. This process has been adopted by a majority of the Company's independent directors.

        The Company expects, absent extraordinary circumstances, that each member of the Board of Directors will attend the Company's Annual Meeting of Stockholders. Last year, all members of the Board of Directors attended the 2004 Annual Meeting of Stockholders in person.

        The Nominating Committee.    The Board of Directors of the Company has a standing nominating committee comprised of all the Directors, each of whom, except for Mr. Gruverman, is independent in accordance with the standards of the Securities and Exchange Commission. In accordance with Item 7 of Rule 14a-101, although the Company is not presently listed on any national securities exchange, each of the Directors on the Nominating Committee, except for Mr. Gruverman, are independent in accordance with the standards of the American Stock Exchange. The Nominating Committee does not have a charter. The Nominating Committee reviews and reports to the Board on an occasional basis regarding the size and composition of the Board. The Nominating Committee acted by unanimous written consent one time in 2004 and acted by unanimous written consent on April 20, 2005 to consider and nominate the slate of directors for election at this Annual Meeting.

        The Nominating Committee accepts and considers nominations by directors, executive officers, employees, advisors and consultants and security holders. The Company may hire an outside consultant to help in the search for a new director. Stockholders should submit nominations in writing to the Company's Board of Directors, which should be mailed to the Company's principal mailing address, addressed to the attention of the Corporate Secretary. When the Nominating Committee becomes aware of a vacant seat on the Board of Directors, whether because of retirement or resignation of a director or otherwise, the Nominating Committee, or a subcommittee thereof, reviews all nominations received, and recommends whether nominees should be submitted to the full Board of Directors. Neither the Nominating Committee nor the Board of Directors has established any specific minimum criteria or qualifications that a nominee must possess. The Nominating Committee and the Board of Directors review all nominees on the basis of the nominee's qualifications, including the nominee's independence, education and business experience. In addition, the Nominating Committee considers other factors, such as whether a nominee will have sufficient time to devote to being an active member of the Board of Directors.

        Mr. Gruverman, the Company's Chief Executive Officer, Chairman of the Board of Directors and the holder of approximately 21% of the Company's outstanding securities, has previously recommended candidates for open director positions.

        The Compensation Committee.    The Compensation Committee, of which Messrs. Cortina, Little, Paslawski and Roy were members during the fiscal year ended December 31, 2004 and are currently members, determines who receives stock options under the Company's stock plans (except for the 1989 Plan, under which grants are automatically made) and also reviews and approves employee remuneration. Each of the members of the Compensation Committee was independent under the standards of the Securities Exchange Commission. In accordance with Item 7 of Rule 14a-101, although the Company is not presently listed on any national securities exchange, each of the Directors on the Compensation Committee is independent in accordance with the standards of the American Stock Exchange. The Compensation Committee does not have a charter. The Compensation Committee acted by unanimous written consent on four occasions during the fiscal year ended December 31, 2004.

        The Audit Committee.    The Audit Committee, which currently consists of Messrs. Little, Paslawski and Roy, each of whom is an independent director under the standards of the Securities Exchange Commission, oversees the accounting, financial reporting and tax functions of the Company, including matters relating to the internal control over financial reporting and the appointment and activities of the Company's independent accountants. In accordance with Item 7 of Rule 14a-101, although the Company is not presently listed on any national securities exchange, each of the Directors on the Audit Committee is independent in accordance with Section 121(A) of the listing standards of the American Stock Exchange. Mr. Paslawski is the Audit Committee "financial expert," as defined in Item 401(h)(i) of Regulation S-K. The Audit Committee met four times last year and acted by unanimous written consent on two occasions during the fiscal year ended December 31, 2004.

        The Audit Committee has a charter, which is reviewed at least annually by the Audit Committee and the entire Board of Directors. The Audit Committee charter was last revised on January 16, 2003 and is being filed with this proxy statement as Appendix A. The Audit Committee charter is available on the Company's website.

Certain Relationships and Related Transactions

        During the fiscal year ended December 31, 2004, the Company made principal and interest payments totaling $11,007 to Messrs. Jennings and Lewis, former principal holders of the Company's common stock, in connection with subordinated debt owed them.

Compensation Committee Interlocks and Insider Participation

        No executive officer of the Company served as a member of the Compensation Committee or as a director of any other entity, one of whose executive officers serves on the Compensation Committee or is a director of any other entity, one of whose executive officers serves on the Compensation Committee or is a director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company by its reporting persons, each of Robert P. Bruno, Vincent B. Cortina, Irwin J. Gruverman, James N. Little, Edward T. Paslawski, Dennis P. Riordan, Leo Pierre Roy and Jack M. Swig filed on a Form 5 information that should have been filed on a Form 4. Each filing related to a grant on January 2, 2004 of options exempt from Rule 16b-3. The Company has reviewed its procedures for making appropriate filings with each of its reporting persons.

Code of Ethics

        The Company has adopted a Code of Ethics that applies to all of the Company's employees, officers and directors. Any person may receive a copy, without charge, of the Company's Code of Ethics by sending a request for the Code of Ethics to MFIC Corp., 30 Ossipee Road, Newton, MA 02464-9101, ATTN: Investor Relations. The Code of Ethics is available on the Company's website: http://www.mficcorp.com/nethics.html.

EXECUTIVE COMPENSATION

        The table below includes compensation information for each of the Company's named executive officers.

Long-Term Compensation
		Annual Compensation				Securities Underlying Stock Options(#)
Name and Principal Position							All Other Compensation
	Year	Salary		Bonus
Irwin J. Gruverman Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary	2004 2003 2002	$ $ $	97,000 95,000 59,025	$ $ $	6,912 0 0	50,000 50,000 150,000	$ $ $	0 0 0
Robert P. Bruno President, Chief Operating Officer, and Vice President Sales/Marketing	2004 2003 2002	$ $ $	153,000 150,000 138,902	$ $ $	6,912 0 0	50,000 50,000 50,000	$ $ $	0 0 0
Jack M. Swig Vice President, Corporate Development and General Counsel	2004 2003 2002	$ $ $	107,000 105,000 102,000	$ $ $	4,608 0 0	15,000 30,000 30,000	$ $ $	0 0 0
Dennis P. Riordan Controller	2004 2003 2002	$ $ $	100,000 98,000 94,000	$ $ $	4,608 0 0	15,000 15,000 25,000	$ $ $	0 0 0

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options/SARs Granted(#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year		Grant Date Value
NAME			Exercise of Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)
Irwin J. Gruverman	50,000	13.8%	$2.48	1/2/14	$97,000
Robert P. Bruno	50,000	13.8%	$2.25	1/2/14	$88,000
Dennis P. Riordan	15,000	4.1%	$2.25	1/2/14	$26,400
Jack M. Swig	15,000	4.1%	$2.25	1/2/14	$26,400

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTIONS/SAR VALUES

Name	Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End($) Exercisable/Unexercisable
Irwin J. Gruverman	120,000	$113,400	263,700/181,200	$238,286/$197,179
Robert P. Bruno	0	$0	278,700/143,750	$241,255/$169,282
Dennis P. Riordan	6,000	$6,750	97,750/41,200	$70,943/$46,457
Jack M. Swig	0	$0	98,250/58,750	$67,366/$54,922

Compensation Committee Report on Executive Compensation

        The Compensation Committee reviews and determines on both an annual and an as-needed basis the compensation of the Company's executive officers. The Company determines all elements of an executive officer's compensation, including salary, bonus, options, benefits and all other aspects of the total compensation package. Executive officers are those officers designated by the Board of Directors to have the broadest responsibility and policy-making authority in the Company. The Company currently has four executive officers, including Irwin J. Gruverman, the Company's Chief Executive Officer, Robert P. Bruno, the Company's President, Dennis Riordan, the Company's Controller, and Jack M. Swig, the Company's General Counsel and Vice-President—Corporate Development.

        The Company's executive officer compensation program is designed to attract, motivate and retain talented management through a combination of base salary, bonuses, equity compensation such as options, and employee benefits. The Compensation Committee determines the level of compensation for each executive officer after reviewing the officer's responsibilities and past performance, the expectations for such officer's performance in the upcoming year and relevant data points for comparable companies.

        Compensation Committee:

Vincent B. Cortina
James N. Little
Edward T. Paslawski
Leo Pierre Roy

Employment Agreements

        The Company does not have employment agreements with any of its executive officers.

COMPENSATION OF DIRECTORS

        The Company strives to provide adequate and competitive compensation to its Directors to encourage qualified directors to remain with the Company. The Company provides an annual cash stipend of $12,000 to the Company's non-employee directors, and also provides option grants to them. Employee directors are not given compensation in addition to their employment compensation. Generally, directors are paid $3,000 per quarter to attend all meetings of both the Board and its committees.

        Non-employee directors are granted an option to purchase 25,000 shares upon joining the Board of Directors and 7,500 shares on the first business day after January 1 of each calendar year if the non-employee director remains a director through that date. The option grants are generally exercisable in four equal installments after the date of grant. All shares are granted automatically pursuant to the terms of the Company's 1989 Stock Plan, as amended.

        Non-employee directors do not currently participate in the Company's employee benefit plans. The Company does pay the premiums for the Company's directors and officers liability insurance, which covers each of the Company's officers and directors.

        The Company's Board of Directors occasionally reviews the compensation received by the non-employee directors to determine if it is adequate and competitive, as compared to similar companies of comparable size.

STOCK PERFORMANCE GRAPH

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MFIC CORPORATION, THE AMEX MARKET VALUE (U.S.) INDEX
AND A PEER GROUP

* $100 invested on 12/31/99 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
MFIC CORPORATION	100.00	219.81	162.94	105.43	718.85	1246.01
AMEX MARKET VALUE (U.S.)	100.00	78.52	69.30	59.07	84.27	102.29
PEER GROUP	100.00	27.15	20.14	13.63	31.19	19.29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Directors and Executive Officers and Principal Holders of Voting Securities

        The Company's Common Stock is the only class of securities entitled to vote at the Meeting. As of the record date, May 13, 2005, 9,690,085 shares of Common Stock were issued and outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. The following table sets forth information regarding ownership of the Company's Common Stock as of May 13, 2005 for each of (i) each executive officer and director of the Company, (ii) holders of more than 5% of our Common Stock, and (iii) all officers and directors as a whole. For executive officers and directors, this table also includes the position held by each such person.

	Positions and Offices with the Company, if any(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)
Irwin J. Gruverman	Chief Executive Officer, Chairman of the Board of Directors, Secretary, and Treasurer	2,017,805	(4)	20.8%
Robert P. Bruno	President, Chief Operating Officer, and Vice President Sales/Marketing	354,300	(5)	3.7%
Dennis P. Riordan	Controller	124,323	(6)	1.3%
Jack M. Swig	Vice President—Corporate Development and General Counsel	124,290	(7)	1.3%
Edward T. Paslawski	Director	37,126	(8)	*
Leo Pierre Roy	Director	52,250	(9)	*
James N. Little	Director	33,750	(10)	*
Vincent B. Cortina	Director	33,750	(11)	*
Husic Capital Management 555 California Street San Francisco, CA 94104		1,277,606	(12)	13.2%
Pfizer, Inc. 235 E. 42nd Street New York, NY 10017		600,000	(13)	6.2%
All current directors and executive officers as a group (8 persons)		2,774,589	(14)	28.6%

*
Less than 1%

(1)
All addresses are c/o MFIC Corporation, 30 Ossipee Road, Newton, MA 02464, unless otherwise indicated.

(2)
Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(3)
Shares of Common Stock that a person has the right to acquire within 60 days of May 13, 2005, according to Registrar & Transfer Company, the Company's transfer agent, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity shown in the table. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Percentage ownership is based on 9,690,085 shares of Common Stock issued and outstanding on May 13, 2005.

(4)
Consists of (i) 419,300 shares of Common Stock, (ii) 345,000 shares of Common Stock subject to currently exercisable options, (iii) 153,505 shares of Common Stock owned jointly by Mr. Gruverman and his wife, (iv) 100,000 shares of Common Stock owned by his wife, and (v) 1,000,000 shares of restricted Common Stock. Mr. Gruverman disclaims beneficial ownership of the 100,000 shares of Common Stock owned by his wife.

(5)
Consists of 347,500 shares of Common Stock subject to currently exercisable options, and 6,800 shares of Common Stock.

(6)
Consists of 114,000 shares of Common Stock subject to currently exercisable options and 10,323 shares of Common Stock owned jointly by Mr. Riordan and his wife.

(7)
Consists of 123,250 shares of Common Stock subject to currently exercisable options and 1,040 shares of Common Stock owned by Mr. Swig.

(8)
Consists of 26,250 shares of Common Stock subject to currently exercisable options and 10,876 shares of Common Stock.

(9)
Consists of 1,000 shares of Common Stock and 51,250 shares of Common Stock subject to currently exercisable options.

(10)
Consists of 7,500 shares of Common Stock and 26,250 shares of Common Stock subject to currently exercisable options.

(11)
Consists of 7,500 shares of Common Stock and 26,250 shares of Common Stock subject to currently exercisable options.

(12)
Information with respect to beneficial ownership is based upon information furnished by Husic Capital Management, Frank J. Husic and Co. and Frank J. Husic, an individual, on Schedule 13G/A filed with the Securities and Exchange Commission on January 21, 2005 and supplemented by information provided on the Form 13F/A filed by Husic Capital Management for the period ended March 31, 2005. Husic Capital Management has direct beneficial ownership and sole voting and dispositive power over the shares.

(13)
Information with respect to beneficial ownership is based upon information furnished by Pfizer, Inc. and G.D. Searle LLC in a Schedule 13-D/A filed with the Securities and Exchange Commission on February 2, 2005. G.D. Searle LLC has sole voting and dispositive power over the shares.

(14)
Includes 1,059,750 shares of Common Stock subject to currently exercisable options. See footnotes 4 through 11 above.

PROPOSAL 2

RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS

        The Board of Directors has approved the appointment by the Audit Committee of the firm of Brown & Brown, LLP independent auditors, to serve as auditors for the fiscal year ending December 31, 2005. The Board of Directors recommends that the stockholders approve this appointment, although such ratification is not required under Delaware law, or the Company's Certification of Incorporation or By-Laws. The directors have decided that an affirmative vote of a majority of the shares, in person or represented by proxy, and entitled to vote at the Meeting be required to ratify such appointment. It is expected that a member of the firm of Brown & Brown, LLP will be present at the Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        In the event that ratification of the Board of Directors' appointment of Brown & Brown, LLP is not obtained at the Meeting, the Board of Directors will reconsider their appointment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BROWN & BROWN, LLP AS THE COMPANY'S AUDITORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS OTHERWISE INDICATED ON THE PROXY CARD.

INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2004

Audit Fees

        During the years ended December 31, 2004 and December 31, 2003, Brown & Brown, LLP was paid approximately $84,000 and $40,000 respectively for assurance and related services reasonably related to the performance of the audit of the Company's financial statements.

Audit-Related Fees

        During the years ended December 31, 2004 and December 31, 2003, Brown & Brown, LLP was paid approximately $55,000 and $30,000 respectively for assurance and related services reasonably related to the review of the Company's financial statements.

Tax Fees

        During the years ended December 31, 2004 and December 31, 2003, Brown & Brown, LLP was paid approximately $14,000 and $16,000 respectively for tax compliance, tax advice and tax planning services.

All Other Fees

        During the years ended December 31, 2004 and December 31, 2003, Brown & Brown, LLP was paid approximately $56,000 and $0, respectively, for non-audit services. Non-audit services were provided in connection with the Company's private placement of securities and the filing of a registration statement on Form SB-2.

        For each fiscal year, the Audit Committee reviews the proposed audit and audit-related services and as well as proposed permissible non-audit services to be provided by the Company's independent public accountants and approves those services it believes to be necessary and advisable. During the year, situations may arise in which the Company desires to engage the independent public accountants to perform services that were not foreseeable at the time of the initial approval. The Audit Committee pre-approves any such additional services as required by the Securities and Exchange Commission. The

Audit Committee may delegate authority to one or more of its members to pre-approve any audit or non-audit service, provided that any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

        The information in this Audit Committee Report is not deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission unless the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed with the Securities and Exchange Commission.

        The Audit Committee oversees the accounting, financial reporting and tax functions of the Company, including matters relating to the internal control over financial reporting and the appointment and activities of the Company's independent accountants. The Audit Committee has final authority to select, retain and compensate the Company's independent accountants.

        The Audit Committee operates under a written charter adopted by the Company's Board of Directors. The Audit Committee and the Board review annually the written charter. A copy of the Audit Committee's charter is available on the Company's website. The Audit Committee charter was last modified on January 16, 2003 and is attached to this proxy statement as Appendix A.

        In accordance with law, the Audit Committee pre-approves all services provided by Brown & Brown, LLP, the Company's independent accountants.

1.
The Audit Committee has reviewed and discussed the audited financial statements with management.

2.
The Audit Committee has discussed with the Company's independent auditors, Brown & Brown LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380), as my be modified or supplemented.

3.
The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants the independent accountants' independence; and

4.
Based on the review in paragraphs 1-3, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which the Company filed with the Securities and Exchange Commission on March 18, 2005.

Audit Committee:
James N. Little Edward T. Paslawski Leo Pierre Roy

VOTING PROCEDURES

        The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

        For all matters being submitted to Stockholders at the Meeting, the affirmative vote of a majority of shares present, in person or represented by proxy, and entitled to vote on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against the matter, while broker "non-votes," since they are not entitled to vote for the matter, have no effect on the vote.

OTHER BUSINESS

        The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

STOCKHOLDER PROPOSALS

        Under Rule 14a-8 promulgated under the Securities and Exchange Act of 1933, stockholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to stockholders prior to the annual meeting in the year 2006, a stockholder proposal must be received by the Company no later than February 3, 2006 and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of stockholders in the year 2006, although not included in the proxy statement, a stockholder proposal must comply with the requirements of the Company's by-laws and be received by the Company no later than April 12, 2006. Stockholder proposals should be delivered in writing to Irwin J. Gruverman, Secretary, MFIC Corporation, 30 Ossipee Road, Newton, Massachusetts 02464-9101.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Directors, officers and regular employees of the Company may make further solicitation of proxies from some stockholders personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

APPENDIX A

BOARD OF DIRECTORS
OF
MFIC CORPORATION

AUDIT COMMITTEE CHARTER

ADOPTED JANUARY 16, 2003

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of MFIC Corporation (the "Company") shall be to:

  •
  Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

  •
  Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

  •
  Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

  •
  Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

  •
  Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

  •
  Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

  •
  At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

  •
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

  •
  Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

  •
  Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

  •
  Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  •
  Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

  •
  Reviewing, approving and monitoring the Company's code of ethics for its officers and directors;

  •
  Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

  •
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  •
  Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

  •
  Reviewing the Company's compliance with employee benefit plans;

  •
  Overseeing and reviewing the Company's policies regarding information technology and management information systems;

  •
  If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

  •
  As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

  •
  Reviewing and approving in advance any proposed related party transactions;

  •
  Reviewing its own charter, structure, processes and membership requirements;

  •
  Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

        The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

        Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

        Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

        The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

MFIC CORPORATION
PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
OF MFIC CORPORATION

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June 3, 2005 in connection with the Meeting to be held at 10:00 a.m. on Thursday, June 30, 2005 at the offices of the Company located at 30 Ossipee Road, Newton, MA, 02464-9101 and hereby appoints Dennis Riordan, Controller of the Company and Jack M. Swig, General Counsel of the Company, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MFIC Corporation registered in the name provided herein which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

        WHEN EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

        IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

        ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).

        NOMINEES: IRWIN J. GRUVERMAN, JAMES N. LITTLE, VINCENT B. CORTINA, EDWARD T. PASLAWSKI, LEO PIERRE ROY.

        SEE REVERSE SIDE FOR OTHER PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

(SEE REVERSE SIDE)

PLEASE MARK VOTES AS IN THIS EXAMPLE  ☒

        The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.
ELECTION OF THE DIRECTORS NOMINATED BY THE CURRENT BOARD OF DIRECTORS, AS LISTED ON THE REVERSE, FOR ☐ WITHHELD ☐

Withhold my vote from the nominees listed on the line above.

2.
Proposal to Ratify the Board of Directors' appointment of Brown & Brown, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

        ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date:

Signature:	Date:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1
ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2
RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF AUDITORS
INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2004
AUDIT COMMITTEE REPORT
VOTING PROCEDURES
OTHER BUSINESS
STOCKHOLDER PROPOSALS
EXPENSES AND SOLICITATION
AUDIT COMMITTEE CHARTER